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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 2000

                                CAERE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       0-18090                                             94-2250509
(Commission File No.)                          (IRS Employer Identification No.)

                  100 COOPER COURT, LOS GATOS, CALIFORNIA 95032
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 395-7000

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ITEM 5. OTHER EVENTS.

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the completion of the merger transaction (the "Merger") involving Caere Corporation ("Caere") and ScanSoft, Inc. ("ScanSoft"), as scheduled, if at all, and various technological and competitive factors, such as: the introduction and acceptance of rival products; acceptance of Caere's new products; pricing pressures; success of the "bundle and upgrade" business model, including Caere's maintenance of its relationships with scanner manufacturers along with customers' opting to upgrade to newer or more fully featured products; changes in customer order patterns, including the maintenance of relationships with retail distributors and dealers; manufacturing considerations, including the maintenance of margins in a declining-price environment, as well as risk of inventory obsolescence due to shifts in market demand and new product introductions; and other risk factors listed from time to time in Caere's SEC reports. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Caere and ScanSoft and the risks associated with investing in Caere or ScanSoft, investors are directed to the respective annual reports of each company on Form 10-K and each company's most recent report on Form 10-Q filed with the Securities and Exchange Commission (the "SEC").

     (a)  PROPOSED MERGER WITH SCANSOFT, INC.

     On January 15, 2000, Caere entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with ScanSoft and Scorpion Acquisitions Corporation, a Delaware corporation and a wholly owned subsidiary of ScanSoft ("Merger Sub").

     Subject to the terms and conditions of the Reorganization Agreement, Caere will be merged with and into Merger Sub at the effective time of the Merger (the "Effective Time"), and Caere will become a wholly owned subsidiary of ScanSoft. At the Effective Time, each then-outstanding share of Caere Common Stock ($.001 par value) will be converted into $4.00 in cash and a number of shares of ScanSoft Common Stock equal to $7.75, divided by the average closing sale price of a share of ScanSoft Common Stock for the ten trading days ending on the day prior to the consummation of the Merger, provided, however, that in no event will the average closing price be deemed to be an amount greater than $8.50 or less than $4.50. In addition, ScanSoft will assume outstanding options to acquire Caere Common Stock.

     The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a purchase. The Merger is subject to the approval by the stockholders of Caere and the stockholders of ScanSoft and other customary closing conditions.

     A copy of the press release issued by ScanSoft and Caere on January 17, 2000 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

                                       1.
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     A registration statement relating to the ScanSoft Common Stock to be issued in connection with the Merger has not yet been filed with the SEC. This report shall not constitute an offer to sell or the solicitation of an offer to buy any ScanSoft Common Stock or any other security, and shall not constitute the solicitation of any vote with respect to the Merger.

     (b)  FOURTH QUARTER FINANCIAL RESULTS OF CAERE.

     On February 1, 2000, Caere reported its revenues and net earnings for the fourth quarter of 1999 and for the fiscal year ended December 31, 1999. A copy of the press release issued by Caere on February 1, 2000 is attached hereto as
Exhibit 99.2 and is hereby incorporated by reference herein.

ITEM 7. EXHIBITS.

    99.1  Press Release, dated as of January 17, 2000, entitled "ScanSoft Enters
          Into Agreement To Acquire Caere Corp."

    99.2  Press Release, dated as of February 1, 2000, entitled "Caere
          Corporation Reports Fourth Quarter and 1999 Year End Revenues and Net
          Earnings"

                                       2.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CAERE CORPORATION


Dated:  February 1, 2000                By: /s/ Blanche M. Sutter
                                            ------------------------------------
                                            Blanche M. Sutter
                                            Executive Vice President and
                                            Chief Financial Officer

                                       3.
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                                INDEX TO EXHIBITS

     99.1      Press Release, dated as of January 17, 2000, entitled "ScanSoft
               Enters Into Agreement To Acquire Caere Corp."

     99.2      Press Release, dated as of February 1, 2000, entitled "Caere
               Corporation Reports Fourth Quarter and 1999 Year End Revenues and
               Net Earnings"

                                       4.